MILTON H. DRESNER
INVESTMENTS & REAL ESTATE

April 3, 2006

VIA UPS NEXT DAY AIR

Ms. Judith Segall
Vice President of Operations
BioTime, Inc.
6121 Hollis Street
Emeryville, CA 94608

Re: Resignation from the Board of Directors

Dear Judy,

This is to advise you that I am resigning from the BioTime Board, for personal reasons, as of May 1, 2006.

Very truly yours,

Milton H. Dresner

MHD:rtr
cc: Juanita I. Kerrigan - Avatar Holdings, Inc.
Randolph H. Brownell, III - New Media Lottery Services
Alfred D. Kingsley - Greenway Partners, L.P.

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